Exhibit 16(a) Schedule of Performance Quotations - Government Short Duration, Short Duration Plus, Intermediate Duration, New York Municipal and Diversified Municipal Portfolios

SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

GOVERNMENT SHORT DURATION PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P = a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the
        Fund).
--------------------------------------------------------------------------------
PERIOD SINCE INCEPTION

P =     $1,000.00

n =          .24

ERV =   $1,011.71

ANNUALIZED RETURN =  4.97%
--------------------------------------------------------------------------------
YIELD CALCULATION AS OF MARCH 31, 1989

                                    6
YIELD = 2 x [([(a - b)/(c x d)] + 1)  - 1]

a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days
--------------------------------------------------------------------------------
a =     779,967.73


b =     73,805.92

c =     7,779,688.076

d =     12.45

YIELD =  8.91%

--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

Aggregate Total Return =    ERV - P
                        ------------
                              P

Where:

P =     a hypothetical initial investment of $1,000;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet.

PERIOD SINCE INCEPTION

P =     $1,000.00

ERV =   $1,011.71

AGGREGATE RETURN =  1.17%
--------------------------------------------------------------------------------

SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

SHORT DURATION PLUS PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P = a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the
        Fund).
--------------------------------------------------------------------------------
PERIOD SINCE INCEPTION


P =     $1,000.00

n =     .30

ERV =   $1,015.92

ANNUALIZED RETURN =  5.40%
--------------------------------------------------------------------------------
YIELD CALCULATION AS OF MARCH 31, 1989

                                    6
YIELD = 2 x [([(a - b)/(c x d)] + 1)  - 1]
a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days
--------------------------------------------------------------------------------
a =     2,008,641.79

b =     163,716.33

c =     20,234,888.632

d =     12.44

YIELD =  8.96%
--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

Aggregate Total Return =   ERV - P
                        -----------
                              P

Where:

P =     a hypothetical initial investment of $1,000;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet.

PERIOD SINCE INCEPTION

P =     $1,000.00


ERV =   $1,015.92

AGGREGATE RETURN =  1.59%
--------------------------------------------------------------------------------
SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P = a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the
        Fund).
--------------------------------------------------------------------------------
PERIOD SINCE INCEPTION

P =     $1,000.00

n =     .20

ERV =   $1,002.22

ANNUALIZED RETURN =  1.11%
--------------------------------------------------------------------------------
YIELD CALCULATION AS OF MARCH 31, 1989

                                    6
YIELD = 2 x [([(a - b)/(c x d)] + 1)  - 1]

a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days
--------------------------------------------------------------------------------
a =     844,849.08


b =     61,018.28

c =     8,744,050.092

d =     12.35

YIELD =  8.87%
--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

Aggregate Total Return =    ERV - P
                        ------------
                              P

Where:

P =     a hypothetical initial investment of $1,000;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet.

PERIOD SINCE INCEPTION

P =     $1,000.00

ERV =   $1,002.22

AGGREGATE RETURN =  .22%
--------------------------------------------------------------------------------
SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P = a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the
        Fund).
--------------------------------------------------------------------------------
PERIOD SINCE INCEPTION


P =     $1,000.00

n =     .22

ERV =   $997.65

ANNUALIZED RETURN =  (1.06%)
--------------------------------------------------------------------------------
YIELD CALCULATION AS OF MARCH 31, 1989

                                    6
YIELD = 2 x [([(a - b)/(c x d)] + 1)  - 1]

a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days
--------------------------------------------------------------------------------
a =     454,443.46

b =     56,286.27

c =     6,089,798.588
d =     12.32

YIELD =  6.45%
--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

Aggregate Total Return =   ERV - P
                        -----------
                              P

Where:

P =     a hypothetical initial investment of $1,000;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet.

PERIOD SINCE INCEPTION

P =     $1,000.00


ERV =   $997.65

AGGREGATE RETURN =  (.23%)
--------------------------------------------------------------------------------
SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

                                     1/n
Average Annual Total Return = (ERV/P)    - 1

P = a hypothetical initial investment of $1,000 on beginning date;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet; and

n =     number of years (1, 5, 10 or the life of the
        Fund).
--------------------------------------------------------------------------------
PERIOD SINCE INCEPTION

P =     $1,000.00

n =     .22

ERV =   $994.43

ANNUALIZED RETURN =  (2.51%)
--------------------------------------------------------------------------------
YIELD CALCULATION AS OF MARCH 31, 1989

                                    6
YIELD = 2 x [([(a - b)/(c x d)] + 1)  - 1]

a =     dividends and interest earned during the period

b =     expenses accrued for the period

c = average daily number of shares o/s during the period entitled to receive dividends

d =     last offering price during period

Base period = 30 days
--------------------------------------------------------------------------------
a =     464,795.79

b =     60,122.70


c =     6,334,107.045

d =     12.28

YIELD =  6.32%
--------------------------------------------------------------------------------
AGGREGATE TOTAL RETURN CALCULATION
AS OF MARCH 31, 1989

Aggregate Total Return =   ERV - P
                        -----------
                              P

Where:

P =     a hypothetical initial investment of $1,000;

ERV = ending redeemable value of the hypothetical account on the date of the balance sheet.

PERIOD SINCE INCEPTION

P =     $1,000.00

ERV =   $994.43

AGGREGATE RETURN =  (.56%)
--------------------------------------------------------------------------------